UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
Form 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) February 8, 2008
Bentley Pharmaceuticals, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	1-10581	59-1513162
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification Number)

Bentley Park 2 Holland Way Exeter, New Hampshire	03833
(Address of principal executive office)	(Zip Code)
Registrant’s telephone number, including area code (603) 658-6100
No change since last report
(Former name or former address if
changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
     On February 8, 2008, we entered into a letter amendment (the “Amendment”) with Yungtai Hsu effective December 31, 2007 that clarified the basis on which royalties are paid under the Asset Purchase Agreement with Yungtai Hsu, dated February 1, 1999, effective as of December 31, 1998. The Amendment also clarified that no royalties are owed by us to Yungtai Hsu as of the date of the Amendment.
A copy of the Amendment is attached hereto as Exhibit 10.1 and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits
(c) Exhibits

Exhibit No.	Description

10.1	Letter Amendment dated February 8, 2008 between Bentley Pharmaceuticals, Inc. and Yungtai Hsu effective December 31, 2007.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BENTLEY PHARMACEUTICALS, INC.
By:	/s/ Richard P. Lindsay
Richard P. Lindsay
Vice President and Chief Financial Officer

Date: February 13, 2008.

BENTLEY PHARMACEUTICALS, INC
CURRENT REPORT ON FORM 8-K
Report Dated February 13, 2008.
EXHIBIT INDEX

Exhibit No.	Description

10.1	Letter Amendment dated February 8, 2008 between Bentley Pharmaceuticals, Inc. and Yungtai Hsu effective December 31, 2007.

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